Premises and Equipment - Schedule of Premises and Equipment (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Land	$ 84,438	$ 75,916
Buildings	245,934	232,727
Furniture, fixtures and equipment	140,031	128,388
Total premises and equipment	470,403	437,031
Accumulated depreciation	(146,501)	(129,872)
Total premises and equipment, net	$ 323,902	$ 307,159